PhaseCapital Dynamic Multi-Asset Growth Fund (the “Fund”)

Investor Class

(Ticker Symbol: PHDZX)

Institutional Class

(Ticker Symbol: PHDIX)

A series of Investment Managers Series Trust II

Supplement dated February 1, 2018, to the

Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2017.

Effective February 1, 2018 (the “Effective Date”), PhaseCapital LP (the “Advisor”) has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, by 0.25% to 1.25% and 1.00% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively.

Accordingly, the “Fees and Expenses of the Fund” table on page 1 of the Prospectus is replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares
Redemption fee	None	None
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%	0.80%
Distribution and service (Rule 12b-1) fees	0.25%	None
Other expenses (includes shareholder service fees of up to 0.15%)[2]	0.67%	0.67%
Acquired fund fees and expenses[2]	0.14%	0.14%
Total annual fund operating expenses	1.86%	1.61%
Fees waived and/or expenses reimbursed[3]	(0.47%)	(0.47%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]	1.39%	1.14%

1	The expense information in the table has been restated to reflect the current expense cap, effective February 1, 2018.
2	“Other expenses” and “acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
3	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% and 1.00% of the average daily net assets of Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until January 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class	$142	$539
Institutional Class	$116	$462

As of the Effective Date, the second paragraph under “Fund Expenses” on page 17 of the Prospectus and page B-34 of the SAI is deleted and replaced with the following:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% and 1.00% of the average daily net assets of Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until January 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. Prior to February 1, 2018, the expense caps were 1.50% and 1.25% of the average daily net assets of the Fund’s Investor Class and Institutional Class, respectively.

As of the Effective Date, all other references in the Fund’s Prospectus and SAI to the expense limitation arrangement for the Fund are revised as indicated above.

Please file this Supplement with your records.